UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Prudential Jennison Small Company Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2018

Date of reporting period:	9/30/2018

Item 1 – Reports to Stockholders

PGIM JENNISON SMALL COMPANY FUND

(Formerly known as Prudential Jennison Small Company Fund, Inc.)

ANNUAL REPORT

SEPTEMBER 30, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Capital growth

Highlights (unaudited)

•

Equity market advances were supported by accelerating economic expansion, robust employment, strong corporate profit growth, accumulating cash on company balance sheets, and rising business and consumer confidence.

•

There was significant performance disparity between growth and value investments in the period, as well as among diverse sectors. Growth sectors—particularly information technology, health care, and consumer discretionary—performed well, while gains for real estate and materials were more modest.

•	Consumer discretionary, information technology, and energy holdings contributed to the Fund’s performance, while financials were a source of relative weakness.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how

PGIM Jennison Small Company Fund	3

long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to

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determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison Small Company Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Small Company Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Over the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In June, the Federal Reserve hiked interest rates for the seventh time since 2015, based on confidence in the economy.

Equity returns were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly in the middle of the period on inflation concerns, rising interest rates, and a potential global trade war, but it decreased as the period ended.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors. Although they finished the period with negative returns, US investment-grade corporate bonds outperformed US government nominal bonds. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Small Company Fund

November 15, 2018

*The Prudential Day One Funds did not change their names.

PGIM Jennison Small Company Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.64	8.96	10.29	—
Class B	6.82	9.26	10.03	—
Class C	11.08	9.40	10.11	—
Class R	12.58	9.98	10.67	—
Class Z	13.09	10.49	11.20	—
Class R2	N/A	N/A	N/A	8.89** (11/28/17)
Class R4	N/A	N/A	N/A	9.57** (11/28/17)
Class R6*	13.33	10.71	N/A	12.05 (11/29/10)
Russell 2500 Index
	16.19	11.37	12.02	—
S&P SmallCap 600 Index
	19.08	13.32	12.86	—
Lipper Small-Cap Growth Funds Average***
	27.32	11.94	12.82	—
Lipper Small-Cap Core Funds Average***
	11.97	9.81	10.73	—

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	Average Annual Total Returns as of 9/30/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	12.85	10.20	10.92	—
Class B	11.65	9.36	10.03	—
Class C	12.05	9.40	10.11	—
Class R	12.58	9.98	10.67	—
Class Z	13.09	10.49	11.20	—
Class R2	N/A	N/A	N/A	8.89** (11/28/17)
Class R4	N/A	N/A	N/A	9.57** (11/28/17)
Class R6*	13.33	10.71	N/A	12.05 (11/29/10)
Russell 2500 Index
	16.19	11.37	12.02	—
S&P SmallCap 600 Index
	19.08	13.32	12.86	—
Lipper Small-Cap Growth Funds Average***
	27.32	11.94	12.82	—
Lipper Small-Cap Core Funds Average***
	11.97	9.81	10.73	—

*Formerly known as Class Q shares.

**Not annualized

***The Fund is compared to the Lipper Small-Cap Core Funds performance universe, although Lipper classifies the Fund in the Lipper Small-Cap Growth Funds performance universe. The Lipper Small-Cap Core Funds performance universe is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for fund performance comparisons.

PGIM Jennison Small Company Fund	9

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 2500 Index and the S&P SmallCap 600 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2008) and the account values at the end of the current fiscal year (September 30, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to the class’ inception date.

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The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R2	Class R4	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5) 1.00% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase.	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

PGIM Jennison Small Company Fund	11

Your Fund’s Performance (continued)

Benchmark Definitions

Russell 2500 Index—The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares is 10.78%. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 13.34%.

S&P SmallCap 600 Index—The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company US common stocks that cover all industry sectors. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares is 13.95%. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 15.26%.

Lipper Small-Cap Core Funds Average—The Lipper Small-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Small-Cap Core Funds universe for the periods noted. Funds in the Lipper Small-Cap Core Funds universe invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares is 7.73%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 11.76%.

Lipper Small-Cap Growth Funds Average—The Lipper Small-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Small-Cap Growth Funds universe for the periods noted. Funds in the Lipper Small-Cap Growth Funds universe invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than the 85th percentile of the Russell 3000 Index constituents, by market capitalization. Small-cap growth funds typically have above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth compared to the S&P SmallCap 600 Index. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares is 21.50%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 13.77%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

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Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 9/30/18 (%)
WPX Energy, Inc., Oil, Gas & Consumable Fuels	2.7
East West Bancorp, Inc., Banks	2.5
Pinnacle Financial Partners, Inc., Banks	2.3
CDW Corp., Electronic Equipment, Instruments & Components	2.2
Vail Resorts, Inc., Hotel, Restaurants & Leisure	2.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/18 (%)
Banks	11.4
Equity Real Estate Investment Trusts (REITs)	6.5
Specialty Retail	6.3
Machinery	5.5
Software	5.5

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison Small Company Fund	13

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Small Company Fund’s Class Z shares rose 13.09% in the 12-month period that ended September 30, 2018. In the same period, the Russell 2500 Index (the Index) advanced 16.19% and the Lipper Small-Cap Growth Funds Average climbed 27.32%.

What was the market environment?

•

Equity returns were strong in the reporting period. Global gross domestic product (GDP) advanced at a healthy pace, long-term interest rates remained low, and central banks (including the Federal Reserve) tightened monetary policy gradually in light of subdued inflation.

•

Solid US economic fundamentals included accelerating economic expansion, robust employment, strong corporate profit growth, accumulating cash on company balance sheets, and rising business and consumer confidence.

•

Reduced regulatory pressures and corporate taxation also contributed to market performance. However, trade-related tensions gathered steam as threats from Washington sparked retaliatory measures from global trade partners.

•

Within the Index, there was significant performance disparity between growth and value investments, as well as among diverse sectors. Growth sectors—particularly information technology, health care, and consumer discretionary—performed well, while gains for real estate and materials were more modest.

What worked?

Consumer discretionary holdings contributed strongly to the Fund’s outperformance of the Index.

•

With over 600 stores in 32 states, Five Below Inc. is a discount retailer that sells a range of specialty accessories, beauty products, sports and fitness products, novelty and party items, and school supplies. During the period, share prices rose steadily on strong growth from same-store sales. Jennison believes the company is nicely positioned for a brand-awareness tipping point. With plans for 125 new stores this year and a goal of over 2,500 stores in the long run, Five Below’s expansion plans remained robust.

•

Shares of Planet Fitness Inc. rose on solid earnings, demonstrating what Jennison believes is a rapidly growing and unique operating model. The health club operator’s strong value proposition and marketing-driven brand awareness activated latent end demand for fitness club membership. That success led to the company spending more on marketing to add more customers, resulting in healthy earnings growth and free cash flow generation. In Jennison’s view, Planet Fitness has proven to be an industry disruptor, and its growth outlook remains very positive.

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Information technology companies also performed well.

•

HubSpot Inc., a provider of cloud-based marketing and sales software platforms to small and medium-size businesses, turned in a solid quarter led by strong revenue growth and higher earnings guidance for 2018. Jennison believes the company is in the early stages of developing new customer relationships and expanding its service product offerings. In a fast-growing market, HubSpot experienced relatively minimal competition during the period.

•

Paycom Software Inc. offers cloud-based, human-capital management solutions. Share prices traded up following impressive quarterly results during the period, including strong recurring revenue growth. Paycom’s market remains promising, and the company appears to be hitting its stride in product differentiation, sales productivity, and customer education. A successful launch of its mobile app seeks to expand usage beyond system administrators and to employees.

Energy results outpaced the market average.

•

WPX Energy Inc., an independent oil and natural gas exploration and production business, drove outperformance in the energy sector. The company is engaged in the domestic development, production, and management of oil, natural gas, and natural gas liquids. Despite posting a slight first-quarter, weather-related production miss, share prices rose during the period. The company successfully streamlined its portfolio of assets and deleveraged its financial balance sheet. In Jennison’s view, WPX offers strong business growth potential and market expansion potential among crude oil producers.

What didn’t work?

From a sector perspective, financials were the largest source of weakness in the Fund’s performance. Other notable detractors included the following:

In real estate:

•

Colony Capital Inc. is a leading global real estate and investment management firm. The portfolio of properties Colony acquired in 2017 did not perform as expected, which weighed on share price. Nevertheless, Jennison thinks company management is taking the right steps in paying down debt, buying back stocks, and developing a turnaround business plan.

In materials:

•

Share prices of Summit Materials Inc., a provider of construction goods, declined during the period. Still, Jennison believes the company is positioned to benefit from improving infrastructure spending and its proactive approach to merger-and-acquisition activity. Recently, organic growth has been tepid as unfavorable weather and pricing hindered the company’s cement sales volumes.

PGIM Jennison Small Company Fund	15

Strategy and Performance Overview (continued)

•	Jennison eliminated its position in chemical producer Venator Materials plc in September 2018 due to lower prices, higher raw material costs, and rising capital expenditures.

In industrials:

•

Beacon Roofing Supply Inc. drove underperformance among trading companies, reporting a significant earnings miss in the period relative to already low expectations. A tough winter in the mid-Atlantic and Midwest markets, combined with worse-than-expected price/cost structures, resulted in light margins. However, Jennison believes that rising demand for raw materials may equate to stronger pricing and profit potential ahead. Shares are attractively valued relative to its peer group, in Jennison’s view.

In information technology:

•

Despite strong results generally across the information technology sector, MACOM Technology Solutions Inc. was a notable detractor in both the Fund’s and the sector’s performance. The company, a provider of high-performance analog semiconductor solutions, reported weak results driven by a supply shortage in datacenter products. Continued weakness in China’s optical market also contributed to significantly lower returns. Jennison eliminated its position in MACOM during the period.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top contributors (%)		Top detractors (%)
Planet Fitness Inc.	1.81	Summit Materials Inc.	–1.16
Five Below Inc.	1.50	MACOM Technology Solutions Inc.	–0.58
Paycom Software Inc.	1.19	Colony Capital Inc.	–0.49
HubSpot Inc.	1.18	Beacon Roofing Supply Inc.	–0.48
WPX Energy Inc.	1.17	Venator Materials plc	–0.43

Current outlook

Jennison continues to monitor the fundamentals of the US economy and the underlying results of companies in the Fund’s portfolio. Most economic trends continue to be quite positive, while others appear to be decelerating. Jennison’s observations include:

•	Economic growth is strong, but may have peaked in the third quarter of 2018.

•	Interest rates are still low by historical standards, but the Federal Reserve has been raising rates for nearly two years and may do so again in the coming year.

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•	Inflation is low, but showing signs of increasing.

•	Rising labor, freight, and energy costs, as well as the impact of international tariffs, may be key factors in 2019.

•	Profit margins for many companies are at record levels and may be peaking.

What does all this mean for the Fund’s holdings? Based on the belief that the US market is in the later stages of the economic cycle, Jennison has reduced the Fund’s exposure to industrial cyclical companies, although it still has significant exposure to consumer cyclicals like lodging, restaurants, and retail. Among other investment strategies, Jennison is looking at “emerging” secular growth stories in technology, the Internet, and health care devices. The Fund has also added new growth franchises with large market opportunities that demonstrate positive cash flow models and business growth potential.

PGIM Jennison Small Company Fund	17

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 through the six-month period ended September 30, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the

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impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Small Company Fund		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,069.70	1.12%	$5.81
	Hypothetical	$1,000.00	$1,019.45	1.12%	$5.67
Class B	Actual	$1,000.00	$1,064.80	2.04%	$10.56
	Hypothetical	$1,000.00	$1,014.84	2.04%	$10.30
Class C	Actual	$1,000.00	$1,066.40	1.78%	$9.22
	Hypothetical	$1,000.00	$1,016.14	1.78%	$9.00
Class R	Actual	$1,000.00	$1,068.40	1.33%	$6.90
	Hypothetical	$1,000.00	$1,018.40	1.33%	$6.73
Class Z	Actual	$1,000.00	$1,071.50	0.81%	$4.21
	Hypothetical	$1,000.00	$1,021.01	0.81%	$4.10
Class R2	Actual	$1,000.00	$1,063.30	1.18%	$6.10
	Hypothetical	$1,000.00	$1,019.15	1.18%	$5.97
Class R4	Actual	$1,000.00	$1,068.80	0.93%	$4.82
	Hypothetical	$1,000.00	$1,020.41	0.93%	$4.71
Class R6**	Actual	$1,000.00	$1,072.20	0.68%	$3.53
	Hypothetical	$1,000.00	$1,021.66	0.68%	$3.45

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2018, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Jennison Small Company Fund	19

Schedule of Investments

as of September 30, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 96.9%

COMMON STOCKS

Aerospace & Defense 1.9%
Hexcel Corp.	498,917	$33,452,385
KLX, Inc.*	603,879	37,911,523

		71,363,908

Air Freight & Logistics 0.9%
XPO Logistics, Inc.*	299,115	34,149,960

Airlines 0.4%
Spirit Airlines, Inc.*	333,208	15,650,780

Auto Components 0.2%
Dorman Products, Inc.*(a)	76,027	5,847,997

Banks 11.4%
Ameris Bancorp	273,375	12,493,238
Bank OZK(a)	916,623	34,795,009
BankUnited, Inc.	1,865,218	66,028,717
Byline Bancorp, Inc.*	761,427	17,284,393
Eagle Bancorp, Inc.*(a)	560,135	28,342,831
East West Bancorp, Inc.	1,580,966	95,442,917
Heritage Financial Corp.	120,569	4,238,000
Pinnacle Financial Partners, Inc.(a)	1,415,419	85,137,453
Seacoast Banking Corp. of Florida*(a)	1,046,055	30,544,806
Union Bankshares Corp.	364,462	14,042,721
Wintrust Financial Corp.	502,335	42,668,335

		431,018,420

Biotechnology 2.6%
Amicus Therapeutics, Inc.*(a)	2,771,938	33,512,730
Argenx SE (Netherlands), ADR*	168,687	12,793,222
La Jolla Pharmaceutical Co.*(a)	926,121	18,642,816
Madrigal Pharmaceuticals, Inc.*	48,875	10,465,604
Mirati Therapeutics, Inc.*(a)	208,998	9,843,806
Natera, Inc.*	454,867	10,889,516
Puma Biotechnology, Inc.*(a)	62,019	2,843,571

		98,991,265

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	21

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products 0.9%
JELD-WEN Holding, Inc.*	646,753	$15,948,929
Owens Corning	336,857	18,281,229

		34,230,158

Capital Markets 3.2%
Affiliated Managers Group, Inc.	226,749	31,001,123
BrightSphere Investment Group PLC	1,866,883	23,149,349
Focus Financial Partners, Inc. (Class A Stock)*(a)	188,816	8,961,207
Lazard Ltd. (Class A Stock)	895,619	43,106,143
Moelis & Co. (Class A Stock)	255,970	14,027,156

		120,244,978

Chemicals 2.5%
Ferro Corp.*	1,455,716	33,801,725
Olin Corp.	916,487	23,535,386
PolyOne Corp.	874,230	38,221,336

		95,558,447

Commercial Services & Supplies 2.3%
Advanced Disposal Services, Inc.*	944,729	25,583,261
BrightView Holdings, Inc.*	469,384	7,533,613
Mobile Mini, Inc.	1,255,977	55,074,592

		88,191,466

Construction & Engineering 0.9%
Great Lakes Dredge & Dock Corp.*	2,672,124	16,567,169
Quanta Services, Inc.*	567,919	18,957,136

		35,524,305

Construction Materials 1.6%
Summit Materials, Inc. (Class A Stock)*	3,267,014	59,394,315

Diversified Telecommunication Services 1.0%
Cogent Communications Holdings, Inc.	702,124	39,178,519

Electric Utilities 2.1%
El Paso Electric Co.	538,612	30,808,607
Evergy, Inc.	906,771	49,799,863

		80,608,470

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components 2.2%
CDW Corp.	929,045	$82,610,681

Energy Equipment & Services 0.6%
Cactus, Inc. (Class A Stock)*	409,315	15,668,578
KLX Energy Services Holdings, Inc.*	268,279	8,587,611

		24,256,189

Equity Real Estate Investment Trusts (REITs) 6.5%
American Campus Communities, Inc.	534,971	22,019,406
Colony Capital, Inc.	1,893,696	11,532,609
Columbia Property Trust, Inc.	1,443,680	34,128,595
Forest City Realty Trust, Inc. (Class A Stock)	1,078,592	27,061,873
Gaming & Leisure Properties, Inc.	1,409,013	49,667,708
Hersha Hospitality Trust	1,829,409	41,472,702
Pebblebrook Hotel Trust	903,372	32,855,640
Retail Opportunity Investments Corp.	481,832	8,995,803
Summit Hotel Properties, Inc.	1,426,252	19,297,190

		247,031,526

Food & Staples Retailing 2.3%
Performance Food Group Co.*	1,351,684	45,011,077
Sprouts Farmers Market, Inc.*(a)	1,502,817	41,192,214

		86,203,291

Food Products 1.4%
Adecoagro SA (Argentina)*	3,266,400	24,008,040
Darling Ingredients, Inc.*	1,568,993	30,312,945

		54,320,985

Health Care Equipment & Supplies 2.3%
Hill-Rom Holdings, Inc.	290,586	27,431,318
Integra LifeSciences Holdings Corp.*	543,931	35,828,735
Nevro Corp.*	396,684	22,610,988

		85,871,041

Health Care Providers & Services 1.1%
HealthEquity, Inc.*	25,086	2,368,369
Premier, Inc. (Class A Stock)*	833,257	38,146,506

		40,514,875

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	23

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Technology 1.1%
Teladoc Health, Inc.*(a)	465,063	$40,158,190

Hotels, Restaurants & Leisure 4.5%
Pinnacle Entertainment, Inc.*	563,755	18,992,906
Planet Fitness, Inc. (Class A Stock)*	918,075	49,603,592
Texas Roadhouse, Inc.	358,820	24,862,638
Vail Resorts, Inc.	284,533	78,081,546

		171,540,682

Independent Power & Renewable Electricity Producers 0.5%
Clearway Energy, Inc. (Class A Stock)	474,274	9,030,177
Clearway Energy, Inc. (Class C Stock)	518,709	9,985,148

		19,015,325

Insurance 0.7%
Brighthouse Financial, Inc.*	571,495	25,282,939

Internet Software & Services 1.8%
Cardlytics, Inc.*(a)	426,921	10,690,102
Eventbrite, Inc. (Class A Stock)*	43,650	1,657,391
New Relic, Inc.*	109,797	10,346,171
Stamps.com, Inc.*(a)	64,587	14,609,579
Trade Desk, Inc. (The) (Class A Stock)*(a)	213,738	32,255,202

		69,558,445

IT Services 1.6%
Evo Payments, Inc. (Class A Stock)*	614,926	14,696,731
Global Payments, Inc.	268,936	34,262,447
GreenSky, Inc. (Class A Stock)*	717,260	12,910,680

		61,869,858

Life Sciences Tools & Services 0.6%
PRA Health Sciences, Inc.*	187,344	20,643,435

Machinery 5.5%
Actuant Corp. (Class A Stock)	280,147	7,816,101
Allison Transmission Holdings, Inc.	447,149	23,256,220
Evoqua Water Technologies Corp.*	131,214	2,332,985
Gardner Denver Holdings, Inc.*	1,193,383	33,820,474
Milacron Holdings Corp.*	571,091	11,564,593
NN, Inc.(a)	1,839,297	28,693,033

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (cont’d.)
Rexnord Corp.*	1,809,503	$55,732,693
Terex Corp.	518,231	20,682,599
Trinity Industries, Inc.	680,938	24,949,568

		208,848,266

Media 0.9%
IMAX Corp.*	1,265,696	32,654,957

Mortgage Real Estate Investment Trusts (REITs) 1.8%
Chimera Investment Corp.	565,730	10,256,685
MFA Financial, Inc.	5,578,867	41,004,673
Starwood Property Trust, Inc.	704,087	15,151,952

		66,413,310

Oil, Gas & Consumable Fuels 4.5%
Extraction Oil & Gas, Inc.*(a)	752,987	8,501,223
SemGroup Corp. (Class A Stock)(a)	638,103	14,070,171
Tallgrass Energy LP(a)	1,960,092	46,218,970
WPX Energy, Inc.*	4,981,352	100,224,802

		169,015,166

Pharmaceuticals 1.2%
Aerie Pharmaceuticals, Inc.*	309,106	19,025,474
Catalent, Inc.*	126,349	5,755,197
Elanco Animal Health, Inc.*(a)	91,171	3,180,956
Horizon Pharma PLC*	777,444	15,222,354

		43,183,981

Professional Services 0.7%
Korn/Ferry International	565,174	27,829,168

Real Estate Management & Development 2.0%
Howard Hughes Corp. (The)*	609,806	75,750,101

Road & Rail 2.0%
Genesee & Wyoming, Inc. (Class A Stock)*	346,634	31,540,228
Saia, Inc.*	576,699	44,088,638

		75,628,866

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	25

Schedule of Investments (continued)

as of September 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 2.8%
Brooks Automation, Inc.	801,147	$28,064,179
Marvell Technology Group Ltd.	2,115,212	40,823,592
Monolithic Power Systems, Inc.	134,819	16,923,829
Universal Display Corp.(a)	158,302	18,663,806

		104,475,406

Software 5.5%
Carbon Black, Inc.*(a)	923,452	19,558,713
CyberArk Software Ltd. (Israel)*	643,175	51,351,092
HubSpot, Inc.*(a)	357,811	54,011,570
Paycom Software, Inc.*(a)	221,309	34,393,632
Varonis Systems, Inc.*	635,210	46,529,133

		205,844,140

Specialty Retail 6.3%
Burlington Stores, Inc.*	230,503	37,553,549
Five Below, Inc.*	333,863	43,422,222
Hudson Ltd. (Class A Stock)*	446,279	10,068,054
Party City Holdco, Inc.*(a)	2,157,522	29,234,423
Tractor Supply Co.	423,418	38,480,228
Ulta Beauty, Inc.*	275,567	77,742,962

		236,501,438

Textiles, Apparel & Luxury Goods 1.4%
G-III Apparel Group Ltd.*	338,619	16,318,050
Steven Madden Ltd.	708,114	37,459,230

		53,777,280

Trading Companies & Distributors 3.2%
Beacon Roofing Supply, Inc.*(a)	1,141,613	41,314,975
MSC Industrial Direct Co., Inc. (Class A Stock)	409,492	36,080,340
Univar, Inc.*	1,365,305	41,860,251

		119,255,566

TOTAL LONG-TERM INVESTMENTS (cost $2,842,467,709)		3,658,008,095

SHORT-TERM INVESTMENTS 11.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	129,589,739	129,589,739

See Notes to Financial Statements.

26

Description	Shares	Value
AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $301,800,138; includes $301,324,444 of cash collateral for securities on loan)(b)(w)	301,796,265	$301,826,445

TOTAL SHORT-TERM INVESTMENTS (cost $431,389,877)		431,416,184

TOTAL INVESTMENTS 108.3% (cost $3,273,857,586)		4,089,424,279
Liabilities in excess of other assets (8.3)%		(311,794,846)

NET ASSETS 100.0%		$3,777,629,433

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $295,099,627; cash collateral of $301,324,444 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$71,363,908	$—	$—
Air Freight & Logistics	34,149,960	—	—
Airlines	15,650,780	—	—
Auto Components	5,847,997	—	—
Banks	431,018,420	—	—
Biotechnology	98,991,265	—	—
Building Products	34,230,158	—	—

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	27

Schedule of Investments (continued)

as of September 30, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Capital Markets	$120,244,978	$—	$—
Chemicals	95,558,447	—	—
Commercial Services & Supplies	88,191,466	—	—
Construction & Engineering	35,524,305	—	—
Construction Materials	59,394,315	—	—
Diversified Telecommunication Services	39,178,519	—	—
Electric Utilities	80,608,470	—	—
Electronic Equipment, Instruments & Components	82,610,681	—	—
Energy Equipment & Services	24,256,189	—	—
Equity Real Estate Investment Trusts (REITs)	247,031,526	—	—
Food & Staples Retailing	86,203,291	—	—
Food Products	54,320,985	—	—
Health Care Equipment & Supplies	85,871,041	—	—
Health Care Providers & Services	40,514,875	—	—
Health Care Technology	40,158,190	—	—
Hotels, Restaurants & Leisure	171,540,682	—	—
Independent Power & Renewable Electricity Producers	19,015,325	—	—
Insurance	25,282,939	—	—
Internet Software & Services	69,558,445	—	—
IT Services	61,869,858	—	—
Life Sciences Tools & Services	20,643,435	—	—
Machinery	208,848,266	—	—
Media	32,654,957	—	—
Mortgage Real Estate Investment Trusts (REITs)	66,413,310	—	—
Oil, Gas & Consumable Fuels	169,015,166	—	—
Pharmaceuticals	43,183,981	—	—
Professional Services	27,829,168	—	—
Real Estate Management & Development	75,750,101	—	—
Road & Rail	75,628,866	—	—
Semiconductors & Semiconductor Equipment	104,475,406	—	—
Software	205,844,140	—	—
Specialty Retail	236,501,438	—	—
Textiles, Apparel & Luxury Goods	53,777,280	—	—
Trading Companies & Distributors	119,255,566	—	—
Affiliated Mutual Funds	431,416,184	—	—

Total	$4,089,424,279	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2018 were as follows (unaudited):

Affiliated Mutual Funds (8.0% represents investments purchased with collateral from securities on loan)	11.4%
Banks	11.4
Equity Real Estate Investment Trusts (REITs)	6.5%
Specialty Retail	6.3
Machinery	5.5
Software	5.5

See Notes to Financial Statements.

28

Industry Classification (cont’d.)
Hotels, Restaurants & Leisure	4.5%
Oil, Gas & Consumable Fuels	4.5
Capital Markets	3.2
Trading Companies & Distributors	3.2
Semiconductors & Semiconductor Equipment	2.8
Biotechnology	2.6
Chemicals	2.5
Commercial Services & Supplies	2.3
Food & Staples Retailing	2.3
Health Care Equipment & Supplies	2.3
Electronic Equipment, Instruments & Components	2.2
Electric Utilities	2.1
Real Estate Management & Development	2.0
Road & Rail	2.0
Aerospace & Defense	1.9
Internet Software & Services	1.8
Mortgage Real Estate Investment Trusts (REITs)	1.8
IT Services	1.6
Construction Materials	1.6
Food Products	1.4
Textiles, Apparel & Luxury Goods	1.4

Pharmaceuticals	1.2%
Health Care Providers & Services	1.1
Health Care Technology	1.1
Diversified Telecommunication Services	1.0
Construction & Engineering	0.9
Building Products	0.9
Air Freight & Logistics	0.9
Media	0.9
Professional Services	0.7
Insurance	0.7
Energy Equipment & Services	0.6
Life Sciences Tools & Services	0.6
Independent Power & Renewable Electricity Producers	0.5
Airlines	0.4
Auto Components	0.2

108.3
Liabilities in excess of other assets	(8.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$295,099,627	$(295,099,627)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	29

Statement of Assets & Liabilities

as of September 30, 2018

Assets
Investments at value, including securities on loan of $295,099,627:
Unaffiliated investments (cost $2,842,467,709)	$3,658,008,095
Affiliated investments (cost $431,389,877)	431,416,184
Receivable for investments sold	15,693,924
Receivable for Fund shares sold	3,321,551
Dividends and interest receivable	3,229,676
Tax reclaim receivable	27,190
Prepaid expenses	35,014

Total Assets	4,111,731,634

Liabilities
Payable to broker for collateral for securities on loan	301,324,444
Payable for Fund shares reacquired	15,245,553
Payable for investments purchased	13,801,264
Management fee payable	2,088,647
Accrued expenses and other liabilities	1,196,326
Distribution fee payable	322,583
Affiliated transfer agent fee payable	123,384

Total Liabilities	334,102,201

Net Assets	$3,777,629,433

Net assets were comprised of:
Common stock, at par	$1,365,037
Paid-in capital in excess of par	2,526,024,595

2,527,389,632
Undistributed net investment income	10,360,615
Accumulated net realized gain on investment transactions	424,312,493
Net unrealized appreciation on investments	815,566,693

Net assets, September 30, 2018	$3,777,629,433

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share, ($719,750,385 ÷ 26,821,397 shares of common stock issued and outstanding)	$26.83
Maximum sales charge (5.50% of offering price)	1.56

Maximum offering price to public	$28.39

Class B
Net asset value, offering price and redemption price per share,
($5,322,310 ÷ 367,828 shares of common stock issued and outstanding)	$14.47

Class C
Net asset value, offering price and redemption price per share,
($76,121,288 ÷ 5,155,068 shares of common stock issued and outstanding)	$14.77

Class R
Net asset value, offering price and redemption price per share,
($172,033,314 ÷ 6,592,459 shares of common stock issued and outstanding)	$26.10

Class Z
Net asset value, offering price and redemption price per share,
($1,539,410,289 ÷ 53,193,750 shares of common stock issued and outstanding)	$28.94

Class R2
Net asset value, offering price and redemption price per share,
($10,261,750 ÷ 363,412 shares of common stock issued and outstanding)	$28.24

Class R4
Net asset value, offering price and redemption price per share,
($1,495,366 ÷ 52,628 shares of common stock issued and outstanding)	$28.41

Class R6
Net asset value, offering price and redemption price per share,
($1,253,234,731 ÷ 43,957,126 shares of common stock issued and outstanding)	$28.51

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	31

Statement of Operations

Year Ended September 30, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$34,058,729
Affiliated dividend income	2,374,745
Income from securities lending, net (including affiliated income of $396,661)	1,167,080

Total income	37,600,554

Expenses
Management fee	25,171,743
Distribution fee(a)	4,546,837
Shareholder servicing fees(a)	2,108
Transfer agent’s fees and expenses (including affiliated expense of $671,742)(a)	3,555,922
Custodian and accounting fees	246,862
Shareholders’ reports	147,418
Registration fees(a)	145,644
Trustees’ fees	75,861
Legal fees and expenses	44,977
Audit fee	24,852
Miscellaneous	74,767

Total expenses	34,036,991
Less: Fee waiver and/or expense reimbursement(a)	(43,078)
Distribution fee waiver(a)	(445,232)

Net expenses	33,548,681

Net investment income (loss)	4,051,873

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $125)	479,763,453
In Kind Redemption	8,511,417
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(17,656))	(33,822,587)

Net gain (loss) on investment transactions	454,452,283

Net Increase (Decrease) In Net Assets Resulting From Operations	$458,504,156

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	2,331,624	65,210	809,989	1,335,697	—	4,317	—	—
Shareholder servicing fee	—	—	—	—	—	1,727	381	—
Transfer agent’s fees and expenses	1,175,706	23,956	90,880	254,679	2,001,731	57	60	8,853
Registration fees	16,327	12,312	14,028	13,853	38,383	16,686	16,686	17,369
Fee waiver and/or expense reimbursement	—	(12,697)	—	—	—	(14,184)	(16,197)	—
Distribution fee waiver	—	—	—	(445,232)	—	—	—	—

See Notes to Financial Statements.

32

Statements of Changes in Net Assets

	Year Ended September 30,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,051,873	$12,460,734
Net realized gain (loss) on investment transactions	488,274,870	245,128,998
Net change in unrealized appreciation (depreciation) on investments	(33,822,587)	397,878,496

Net increase (decrease) in net assets resulting from operations	458,504,156	655,468,228

Dividends and Distributions
Dividends from net investment income
Class A	(320,848)	(4,862,418)
Class B	—	(53,163)
Class C	—	(611,557)
Class R	—	(766,947)
Class Z	(4,635,147)	(12,745,838)
Class R2	(4)	—
Class R4	(6)	—
Class R6	(4,566,656)	(7,671,246)

	(9,522,661)	(26,711,169)

Distributions from net realized gains
Class A	(61,542,695)	(36,931,546)
Class B	(929,704)	(660,035)
Class C	(10,908,328)	(7,592,622)
Class R	(14,327,915)	(8,112,976)
Class Z	(112,274,837)	(67,220,942)
Class R2	(734)	—
Class R4	(734)	—
Class R6	(76,613,531)	(34,899,598)

	(276,598,478)	(155,417,719)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	871,287,047	855,619,754
Net asset value of shares issued in reinvestment of dividends and distributions	265,392,264	169,023,901
Cost of shares reacquired	(1,300,570,003)	(1,037,257,700)

Net increase (decrease) in net assets from Fund share transactions	(163,890,692)	(12,614,045)

Total increase (decrease)	8,492,325	460,725,295

Net Assets:
Beginning of year	3,769,137,108	3,308,411,813

End of year(a)	$3,777,629,433	$3,769,137,108

(a) Includes undistributed/(distributions in excess of) net investment income of:	$10,360,615	$3,543,642

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	33

Notes to Financial Statements

Prudential Jennison Small Company Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Company was established as a Maryland corporation on July 28, 1980. PGIM Jennison Small Company Fund (the “Fund”) is the sole series of the company. Effective June 11, 2018, the Fund’s name was changed by replacing “Prudential” with “PGIM” and the Fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to achieve capital growth.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Company, including: the Company’s Treasurer (or the Treasurer’s direct reports); and the Company’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

34

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

PGIM Jennison Small Company Fund	35

Notes to Financial Statements (continued)

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period,

36

the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

PGIM Jennison Small Company Fund	37

Notes to Financial Statements (continued)

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian, and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates, LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to and including $1 billion, and 0.65% of such average daily net assets in excess of $1 billion. The effective

38

management fee rate before any waivers and/or expense reimbursements was 0.66% for the year ended September 30, 2018.

PGIM Investments has contractually agreed, through January 31, 2019, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 2.04% of average daily net assets for Class B shares, 1.18% of average daily net assets for Class R2 shares, or 0.93% of average daily net assets for Class R4 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective October 1, 2018 this waiver agreement was extended through January 31, 2020.

Where applicable, PGIM Investments has voluntarily agreed through September 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Effective October 1, 2018, this voluntary agreement became part of the Fund’s contractual waiver through January 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class R2 shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to 0.30%, 1%, 1%, 0.75% and 0.25%, of the average daily net assets of the Class A, Class B, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through January 31, 2020 to limit such fees to 0.50% of the average daily net assets of Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or

PGIM Jennison Small Company Fund	39

Notes to Financial Statements (continued)

third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

PIMS has advised the Fund that it received $374,557 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2018, it received $249, $2,190 and $4,759 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

PMFS, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended September 30, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended September 30, 2018, PGIM, Inc. was compensated $242,932 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities

40

lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended September 30, 2018, were $1,564,460,742 and $1,799,480,055, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual funds for the year ended September 30, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
PGIM Core Ultra Short Bond Fund	$125,918,160	$1,012,381,901	$1,008,710,322	$—	$—	$129,589,739	129,589,739	$2,374,745
PGIM Institutional Money Market Fund	565,021,898	867,484,984	1,130,662,906	(17,656)	125	301,826,445	301,796,265	396,661	**

	$690,940,058	$1,879,866,885	$2,139,373,228	$(17,656)	$125	$431,416,184		$2,771,406

*	The Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with the federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment transactions, and paid-in capital in excess of par. For the year ended September 30, 2018, the adjustments were to increase undistributed net investment income by $12,287,761, decrease accumulated net realized gain on investment transactions by $20,619,037 and increase paid-in capital in excess of par by $8,331,276 due to differences between financial and tax reporting purposes of non-taxable distributions received and securities sold. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended September 30, 2018, the tax character of dividends paid by the fund were $55,306,670 of ordinary income and $230,814,469 of long-term capital gains. For the year ended September 30, 2017 the tax character of dividends paid were $30,569,905 of

PGIM Jennison Small Company Fund	41

Notes to Financial Statements (continued)

ordinary income and $151,558,983 of long-term capital gains.

As of September 30, 2018 the accumulated undistributed earnings on a tax basis were $101,613,797 of ordinary income and $346,941,279 of long-term capital gain. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$3,287,739,558	$989,274,078	$(187,589,357)	$801,684,721

The difference between book basis and tax basis was primarily due to deferred losses on wash sales and other book to tax differences.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Series offers Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

42

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.25 billion shares of common stock authorized, $0.01 par value per share, divided into nine classes, designated Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4, Class T and Class R6 common stock, each of which consists of 200 million, 10 million, 50 million, 365 million, 175 million, 75 million, 75 million, 75 million and 225 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 386 Class R2 shares, 386 Class R4 shares, and 991,950 Class R6 shares of the Fund. At reporting period end, four shareholders of record held 43% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2018:
Shares sold	3,015,499	$78,170,254
Shares issued in reinvestment of dividends and distributions	2,348,693	57,495,992
Shares reacquired	(7,884,378)	(204,310,141)

Net increase (decrease) in shares outstanding before conversion	(2,520,186)	(68,643,895)
Shares issued upon conversion from other share class(es)	174,356	4,640,174
Shares reacquired upon conversion into other share class(es)	(1,600,548)	(42,537,403)

Net increase (decrease) in shares outstanding	(3,946,378)	$(106,541,124)

Year ended September 30, 2017:
Shares sold	5,043,813	$119,279,503
Shares issued in reinvestment of dividends and distributions	1,721,807	38,929,957
Shares reacquired	(10,100,880)	(239,098,344)

Net increase (decrease) in shares outstanding before conversion	(3,335,260)	(80,888,884)
Shares issued upon conversion from other share class(es)	415,899	10,088,666
Shares reacquired upon conversion into other share class(es)	(1,243,725)	(29,605,114)

Net increase (decrease) in shares outstanding	(4,163,086)	$(100,405,332)

Class B
Year ended September 30, 2018:
Shares sold	19,810	$281,552
Shares issued in reinvestment of dividends and distributions	67,210	894,561
Shares reacquired	(72,878)	(1,039,473)

Net increase (decrease) in shares outstanding before conversion	14,142	136,640
Shares reacquired upon conversion into other share class(es)	(145,756)	(2,136,430)

Net increase (decrease) in shares outstanding	(131,614)	$(1,999,790)

Year ended September 30, 2017:
Shares sold	53,051	$726,619
Shares issued in reinvestment of dividends and distributions	51,207	675,424
Shares reacquired	(121,131)	(1,689,263)

Net increase (decrease) in shares outstanding before conversion	(16,873)	(287,220)
Shares reacquired upon conversion into other share class(es)	(152,566)	(2,172,102)

Net increase (decrease) in shares outstanding	(169,439)	$(2,459,322)

PGIM Jennison Small Company Fund	43

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended September 30, 2018:
Shares sold	526,998	$7,598,927
Shares issued in reinvestment of dividends and distributions	747,634	10,130,443
Shares reacquired	(1,328,777)	(19,235,650)

Net increase (decrease) in shares outstanding before conversion	(54,145)	(1,506,280)
Shares reacquired upon conversion into other share class(es)	(365,994)	(5,346,669)

Net increase (decrease) in shares outstanding	(420,139)	$(6,852,949)

Year ended September 30, 2017:
Shares sold	797,763	$11,197,267
Shares issued in reinvestment of dividends and distributions	527,624	7,064,885
Shares reacquired	(1,830,216)	(25,790,332)

Net increase (decrease) in shares outstanding before conversion	(504,829)	(7,528,180)
Shares issued upon conversion from other share class(es)	683	10,044
Shares reacquired upon conversion into other share class(es)	(1,732,832)	(24,424,580)

Net increase (decrease) in shares outstanding	(2,236,978)	$(31,942,716)

Class R
Year ended September 30, 2018:
Shares sold	509,497	$12,946,044
Shares issued in reinvestment of dividends and distributions	584,430	13,938,645
Shares reacquired	(1,655,068)	(41,899,909)

Net increase (decrease) in shares outstanding	(561,141)	$(15,015,220)

Year ended September 30, 2017:
Shares sold	946,705	$21,827,906
Shares issued in reinvestment of dividends and distributions	391,025	8,645,570
Shares reacquired	(1,702,803)	(39,390,816)

Net increase (decrease) in shares outstanding before conversion	(365,073)	(8,917,340)
Shares reacquired upon conversion into other share class(es)	(2,400)	(56,325)

Net increase (decrease) in shares outstanding	(367,473)	$(8,973,665)

Class Z
Year ended September 30, 2018:
Shares sold	13,206,883	$368,277,717
Shares issued in reinvestment of dividends and distributions	4,141,823	109,054,187
Shares reacquired	(26,935,976)	(749,427,078)

Net increase (decrease) in shares outstanding before conversion	(9,587,270)	(272,095,174)
Shares issued upon conversion from other share class(es)	1,661,997	47,497,587
Shares reacquired upon conversion into other share class(es)	(406,794)	(11,546,583)

Net increase (decrease) in shares outstanding	(8,332,067)	$(236,144,170)

Year ended September 30, 2017:
Shares sold	16,984,210	$431,864,838
Shares issued in reinvestment of dividends and distributions	3,096,062	74,955,649
Shares reacquired	(21,699,935)	(553,576,999)

Net increase (decrease) in shares outstanding before conversion	(1,619,663)	(46,756,512)
Shares issued upon conversion from other share class(es)	1,897,819	48,144,382
Shares reacquired upon conversion into other share class(es)	(81,011)	(2,108,371)

Net increase (decrease) in shares outstanding	197,145	$(720,501)

44

Class R2	Shares	Amount
Period ended September 30, 2018*:
Shares sold	369,863	$10,422,459
Shares issued in reinvestment of dividends and distributions	29	737
Shares reacquired	(6,480)	(183,127)

Net increase (decrease) in shares outstanding	363,412	$10,240,069

Class R4
Period ended September 30, 2018*:
Shares sold	57,348	$1,615,329
Shares issued in reinvestment of dividends and distributions	28	739
Shares reacquired	(4,748)	(135,647)

Net increase (decrease) in shares outstanding	52,628	$1,480,421

Class R6
Year ended September 30, 2018:
Shares sold	14,326,578	$391,974,765
Shares issued in reinvestment of dividends and distributions	2,850,191	73,876,960
Shares reacquired	(10,249,032)	(284,338,978)

Net increase (decrease) in shares outstanding before conversion	6,927,737	181,512,747
Shares issued upon conversion from other share class(es)	338,835	9,443,720
Shares reacquired upon conversion into other share class(es)	(538)	(14,396)

Net increase (decrease) in shares outstanding	7,266,034	$190,942,071

Year ended September 30, 2017:
Shares sold	10,859,500	$270,723,621
Shares issued in reinvestment of dividends and distributions	1,626,886	38,752,416
Shares reacquired	(7,153,027)	(177,711,946)

Net increase (decrease) in shares outstanding before conversion	5,333,359	131,764,091
Shares issued upon conversion from other share class(es)	4,759	123,400

Net increase (decrease) in shares outstanding	5,338,118	$131,887,491

*	Commencement of offering was November 28, 2017.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly.

Subsequent to the reporting period end, the SCA was renewed effective October 4, 2018 and will continue to provide a commitment of $900 million through October 3, 2019. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum

PGIM Jennison Small Company Fund	45

Notes to Financial Statements (continued)

interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended September 30, 2018. The average daily balance for the 3 days that the Fund had loans outstanding during the period was $20,556,667, borrowed at a weighted average interest rate of 3.35%. The maximum loan balance outstanding during the period was $47,594,000. At September 30, 2018, the Fund did not have an outstanding loan balance.

8. Redemption In-Kind

On November 14, 2017, the Fund settled the redemption of certain fund shares by delivering to an affiliate certain portfolio securities in lieu of cash. The value of such securities was $175,048,184. In-kind redemption gains and losses are excluded from the calculation of the Fund’s taxable gain (loss) for federal income tax purposes.

9. Other Risks

The Fund’s risks include, but are not limited to, the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or

46

guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investing in Real Estate Investment Trusts (REITs): Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, Including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be less liquid and fluctuate in value more than the stocks of larger, more established companies.

10. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain

PGIM Jennison Small Company Fund	47

Notes to Financial Statements (continued)

other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

48

Financial Highlights

Class A Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$25.80	$22.65	$23.76	$28.09	$27.95
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.03	0.09	0.07	0.07
Net realized and unrealized gain (loss) on investment transactions	3.14	4.35	1.96	(0.19)	2.72
Total from investment operations	3.10	4.38	2.05	(0.12)	2.79
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.15)	(0.03)	(0.06)	(0.09)
Distributions from net realized gains	(2.05)	(1.08)	(3.13)	(4.15)	(2.56)
Total dividends and distributions	(2.07)	(1.23)	(3.16)	(4.21)	(2.65)
Net asset value, end of year	$26.83	$25.80	$22.65	$23.76	$28.09
Total Return(b):	12.77%	20.09%	9.82%	(1.16)%	10.55%
Ratios/Supplemental Data:
Net assets, end of year (000)	$719,750	$793,676	$791,197	$830,116	$971,441
Average net assets (000)	$777,206	$790,047	$796,776	$944,315	$1,059,916
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.13%	1.13%	1.14%	1.13%	1.14%
Expenses before waivers and/or expense reimbursement	1.13% (d)	1.13%	1.14%	1.13%	1.14%
Net investment income (loss)	(0.15)%	0.14%	0.42%	0.27%	0.25%
Portfolio turnover rate(e)	43%	41%	37%	52%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	49

Financial Highlights (continued)

Class B Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.97	$13.67	$15.65	$19.95	$ 20.60
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.08)	(0.04)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investment transactions	1.70	2.55	1.19	(0.07)	2.00
Total from investment operations	1.55	2.47	1.15	(0.15)	1.91
Less Dividends and Distributions:
Dividends from net investment income	-	(0.09)	-	-	-
Distributions from net realized gains	(2.05)	(1.08)	(3.13)	(4.15)	(2.56)
Total dividends and distributions	(2.05)	(1.17)	(3.13)	(4.15)	(2.56)
Net asset value, end of year	$14.47	$14.97	$13.67	$15.65	$ 19.95
Total Return(b):	11.59%	19.23%	8.98%	(1.90)%	9.97%
Ratios/Supplemental Data:
Net assets, end of year (000)	$ 5,322	$7,474	$9,143	$11,566	$14,556
Average net assets (000)	$ 6,521	$8,534	$10,434	$14,015	$17,001
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.04%	1.83%	1.84%	1.83%	1.84%
Expenses before waivers and/or expense reimbursement	2.24% (d)	1.83%	1.84%	1.83%	1.84%
Net investment income (loss)	(1.07)%	(0.55)%	(0.30)%	(0.43)%	(0.44)%
Portfolio turnover rate(e)	43%	41%	37%	52%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class C Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.19	$13.85	$15.82	$20.12	$ 20.79
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.08)	(0.04)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investment transactions	1.75	2.59	1.20	(0.07)	1.98
Total from investment operations	1.63	2.51	1.16	(0.15)	1.89
Less Dividends and Distributions:
Dividends from net investment income	-	(0.09)	-	-	-
Distributions from net realized gains	(2.05)	(1.08)	(3.13)	(4.15)	(2.56)
Total dividends and distributions	(2.05)	(1.17)	(3.13)	(4.15)	(2.56)
Net asset value, end of year	$14.77	$15.19	$13.85	$15.82	$ 20.12
Total Return(b):	11.98%	19.27%	8.94%	(1.88)%	9.77%
Ratios/Supplemental Data:
Net assets, end of year (000)	$76,121	$84,667	$108,219	$128,022	$123,856
Average net assets (000)	$80,999	$94,592	$114,415	$135,406	$124,252
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.81%	1.83%	1.84%	1.83%	1.84%
Expenses before waivers and/or expense reimbursement	1.81% (d)	1.83%	1.84%	1.83%	1.84%
Net investment income (loss)	(0.82)%	(0.55)%	(0.30)%	(0.43)%	(0.45)%
Portfolio turnover rate(e)	43%	41%	37%	52%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	51

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$25.19	$22.14	$23.31	$27.63	$27.53
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.01)	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investment transactions	3.05	4.25	1.91	(0.20)	2.68
Total from investment operations	2.96	4.24	1.96	(0.16)	2.70
Less Dividends and Distributions:
Dividends from net investment income	-	(0.11)	-	(0.01)	(0.04)
Distributions from net realized gains	(2.05)	(1.08)	(3.13)	(4.15)	(2.56)
Total dividends and distributions	(2.05)	(1.19)	(3.13)	(4.16)	(2.60)
Net asset value, end of year	$26.10	$25.19	$22.14	$23.31	$27.63
Total Return(b):	12.54%	19.88%	9.57%	(1.35)%	10.36%
Ratios/Supplemental Data:
Net assets, end of year (000)	$172,033	$180,165	$166,550	$153,606	$47,538
Average net assets (000)	$178,093	$173,891	$159,631	$86,446	$56,323
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.33%	1.33%	1.34%	1.33%	1.34%
Expenses before waivers and/or expense reimbursement	1.58% (d)	1.58%	1.59%	1.58%	1.59%
Net investment income (loss)	(0.34)%	(0.06)%	0.23%	0.14%	0.06%
Portfolio turnover rate(e)	43%	41%	37%	52%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Class Z Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$27.67	$24.21	$25.19	$29.56	$ 29.27
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.11	0.17	0.16	0.16
Net realized and unrealized gain (loss) on investment transactions	3.36	4.64	2.09	(0.23)	2.85
Total from investment operations	3.41	4.75	2.26	(0.07)	3.01
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.21)	(0.11)	(0.15)	(0.16)
Distributions from net realized gains	(2.05)	(1.08)	(3.13)	(4.15)	(2.56)
Total dividends and distributions	(2.14)	(1.29)	(3.24)	(4.30)	(2.72)
Net asset value, end of year	$28.94	$27.67	$24.21	$25.19	$ 29.56
Total Return(b):	13.09%	20.38%	10.14%	(0.95)%	10.89%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,539,410	$1,702,538	$1,484,823	$1,602,437	$1,514,147
Average net assets (000)	$1,581,249	$1,591,345	$1,498,820	$1,715,343	$1,545,618
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.81%	0.83%	0.84%	0.83%	0.84%
Expenses before waivers and/or expense reimbursement	0.81% (d)	0.83%	0.84%	0.83%	0.84%
Net investment income (loss)	0.18%	0.44%	0.72%	0.57%	0.55%
Portfolio turnover rate(e)	43%	41%	37%	52%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	53

Financial Highlights (continued)

Class R2 Shares
	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$28.00
Income (loss) from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investment transactions	2.26
Total from investment operations	2.30
Less Dividends and Distributions:
Dividends from net investment income	(0.01)
Distributions from net realized gains	(2.05)
Total dividends and distributions	(2.06)
Net asset value, end of period	$28.24
Total Return(c):	8.89%
Ratios/Supplemental Data:
Net assets, end of period (000)	$10,262
Average net assets (000)	$2,060
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.18%	(e)
Expenses before waivers and/or expense reimbursement	2.00%	(e)
Net investment income (loss)	0.18%	(e)
Portfolio turnover rate(f)	43%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Class R4 Shares
	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$28.00
Income (loss) from investment operations:
Net investment income (loss)	0.07
Net realized and unrealized gain (loss) on investment transactions	2.41
Total from investment operations	2.48
Less Dividends and Distributions:
Dividends from net investment income	(0.02)
Distributions from net realized gains	(2.05)
Total dividends and distributions	(2.07)
Net asset value, end of period	$28.41
Total Return(c):	9.57%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,495
Average net assets (000)	$453
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.93%	(e)
Expenses before waivers and/or expense reimbursement	5.19%	(e)
Net investment income (loss)	0.30%	(e)
Portfolio turnover rate(f)	43%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	55

Financial Highlights (continued)

Class R6 Shares
	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$27.27	$23.87	$24.87	$29.22	$28.95
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.14	0.20	0.20	0.20
Net realized and unrealized gain (loss) on investment transactions	3.33	4.58	2.08	(0.21)	2.83
Total from investment operations	3.42	4.72	2.28	(0.01)	3.03
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.24)	(0.15)	(0.19)	(0.20)
Distributions from net realized gains	(2.05)	(1.08)	(3.13)	(4.15)	(2.56)
Total dividends and distributions	(2.18)	(1.32)	(3.28)	(4.34)	(2.76)
Net asset value, end of year	$28.51	$27.27	$23.87	$24.87	$29.22
Total Return(b):	13.33%	20.58%	10.36%	(0.73)%	11.10%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,253,235	$1,000,616	$748,480	$546,771	$429,165
Average net assets (000)	$1,169,480	$873,691	$667,511	$531,193	$427,179
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.68%	0.68%	0.69%	0.69%	0.69%
Expenses before waivers and/or expense reimbursement	0.68% (d)	0.68%	0.69%	0.69%	0.69%
Net investment income (loss)	0.32%	0.58%	0.88%	0.71%	0.70%
Portfolio turnover rate(e)	43%	41%	37%	52%	41%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

56

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Small Company Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Small Company Fund (formerly Prudential Jennison Small Company Fund, Inc.) (the “Fund”), a series of Prudential Jennison Small Company Fund, Inc., including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

November 19, 2018

PGIM Jennison Small Company Fund	57

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2018, the Fund reported the maximum amount allowed per share, but not less than $1.71 for Class A, B, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2018, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Small Company Fund	67.12%	65.10%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2018.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison Small Company Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Jennison Small Company Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Jennison Small Company Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (55) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Jennison Small Company Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Small Company Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

[1]	PGIM Jennison Small Company Fund is the sole series of Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Small Company Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of

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fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses), caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual fund operating expenses to exceed 2.04% for Class B shares, 1.18% for Class R2 shares, and 0.93% for Class R4 shares through January 31, 2020.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Small Company Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Small Company Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

SHARE CLASS	A	B	C	R	Z	R2	R4	R6*
NASDAQ	PGOAX	CHNDX	PSCCX	JSCRX	PSCZX	PSCHX	PSCJX	PJSQX
CUSIP	74441N101	74441N200	74441N309	74441N507	74441N408	74441N861	74441N853	74441N887

* Formerly known as Class Q shares.

MF109 E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2018 and September 30, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $24,852 and $27,069 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2018 and September 30, 2017: none.

(c) Tax Fees

For the fiscal years ended September 30, 2018 and September 30, 2017: none.

(d) All Other Fees

For the fiscal years ended September 30, 2018 and September 30, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services

➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit

Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit

➢      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2018 and September 30, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2018 and September 30, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolitso Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Small Company Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 19, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	November 19, 2018